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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  September 17, 2003
(Date of earliest event reported)

Commission File No. 333-102219

                       Banc of America Funding Corporation
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       Delaware                                           56-1930085
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


214 North Tryon Street
Charlotte, North Carolina                                   28255
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Address of principal executive offices                    (Zip Code)


                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


                             100 North Tryon Street
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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  Other Events

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

       (99) Collateral Term Sheets prepared by Banc of America Securities LLC in connection with Banc of America Funding
                                        Corporation, Mortgage Pass-Through
                                        Certificates, Series 2003-3

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANC OF AMERICA FUNDING CORPORATION

September 17, 2003

                                      By:    /s/ Michael P. Schoffelen
                                             -------------------------
                                      Name:  Michael P. Schoffelen
                                      Title: Senior Vice President

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                                INDEX TO EXHIBITS

                                                           Paper (P) or
Exhibit No.    Description                                 Electronic (E)
-----------    -----------                                 --------------

   (99)        Collateral Terms Sheets                            E
               prepared by Banc of America
               Securities LLC in connection
               with Banc of America Funding
               Corporation, Mortgage Pass-
               Through Certificates, Series 2003-3

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Exhibit No. 99

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